UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Amendment No. 1


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 14, 2004


                            PREMIER EXHIBITIONS, INC.
             (Exact name of registrant as specified in its charter)


      Florida                      000-24452                20-1424922
      -------                      ---------                ----------
(State or other jurisdiction      (Commission             (IRS Employer
   of incorporation)               File Number)        Identification No.)


      3340 Peachtree Road, N.E., Suite 2250, Atlanta, Georgia         30326
      -------------------------------------------------------         -----
           (Address of principal executive offices)                 (Zip Code)


                                 (404) 842-2600
                                  -------------
               Registrant's telephone number, including area code


                                RMS TITANIC, INC.
                                -----------------
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR .240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-34(c) under the Exchange Act (17 CFT 240-13e-4(c)

Item  9.01        Financial Statements and Exhibits.

         The Exhibits to this Report are listed in the Index to Exhibits set forth elsewhere herein.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 1, 2004

                            PREMIER EXHIBITIONS, INC.




                    By:     /s/ Gerald Couture
                            ------------------------
                            Gerald Couture
                            Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------

     2.3 Agreement and Plan of Merger dated October 13, 2004 by and among RMS Titanic, Inc., Premier Exhibitions, Inc., and MergerSub, Inc. **

     3.1  Articles of Incorporation of Registrant, as now in effect. **

     3.2  Bylaws of Registrant, as now in effect. **

     4.1  Form of Common Stock Certificate of Registrant. *

     8 Opinion of Williams Schifino Mangione & Steady, P.A., as to certain tax matters. *

     10.1 2000 Stock Option Plan of Registrant, as now in effect. **

     10.2 2004 Stock Option Plan of Premier, as now in effect. **

     99.1 Assumption   Agreement   dated   October  13,  2004  between   Premier
          Exhibitions, Inc. and RMS Titanic, Inc. **

     99.2 Form of Letter to Shareholders of RMS Titanic, Inc., describing Reorganization. **

     99.3 Press Release dated October 15, 2004. **

                           --------

                           * Filed with this Amendment No. 1 to the Registrant's Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on October 20, 2004.

                           ** Filed with the Registrant's Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on October 20, 2004.


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